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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 31, 2007

                         MEDICAL PROPERTIES TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                        COMMISSION FILE NUMBER 001-32559

                MARYLAND                                         20-0191742
      (State or other jurisdiction                           (I. R. S. Employer
    of incorporation or organization)                        Identification No.)

   1000 URBAN CENTER DRIVE, SUITE 501
             BIRMINGHAM, AL                                          35242
(Address of principal executive offices)                          (Zip Code)

               Registrant's telephone number, including area code
                                 (205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

This Form 8-K/A amends our Form 8-K, dated August 6, 2007, to replace the Form of Multi-Year Incentive Plan Award Agreement (Restricted Stock) filed as
Exhibit 10.3 thereto with the corrected version attached to this Form 8-K/A. The information in the original Form 8-K is hereby incorporated by reference into this Form 8-K/A, except to the extent such information has been modified or amended as described herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

     10.1 Form of Medical Properties Trust, Inc. 2007 Multi-Year
          Incentive Plan Award Agreement (Restricted Stock)

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MEDICAL PROPERTIES TRUST, INC.
                                        (Registrant)


                                        By: /s/ R. Steven Hamner
                                            ------------------------------------
                                            R. Steven Hamner
                                            Executive Vice President and Chief
                                            Financial Officer (Principal
                                            Financial and Accounting Officer)

Date: August 14, 2007